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                                  Exhibit 99.2

            Registration Rights Agreement, dated as of May 31, 1996, by and between Provident Companies, Inc. and Zurich Insurance Company




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                           PROVIDENT COMPANIES, INC.

                         REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT, dated as of May 31, 1996, between Zurich Insurance Company, a Swiss corporation ("Zurich" and, together with any purchaser of Common Stock (as defined below) pursuant to the Stock Purchase Agreement (as defined below) collectively, the "Investor"), and Provident Companies, Inc., a Delaware corporation (the "Company").

                                R E C I T A L S

     WHEREAS, the Investor has, pursuant to the terms of a Common Stock Purchase Agreement, dated as of May 31, 1996, by and among the Company and the Investor (the "Stock Purchase Agreement"), agreed to purchase shares of Common Stock, par value $1.00 per share, of the Company (the "Common Stock"); and

     WHEREAS, the Company has agreed, as a condition precedent to the Investor's obligations under the Stock Purchase Agreement, to grant the Investor certain registration rights; and

     WHEREAS, the Company and the Investor desire to define the registration rights of the Investor on the terms and subject to the conditions herein set forth.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

     1.   DEFINITIONS

     As used in this Agreement, the following terms have the respective meanings set forth below:

     Commission: shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

     Exchange Act:  shall mean the Securities Exchange Act of 1934, as amended;

     Existing Holder: shall mean Textron, Inc. or any member of the Family Group, and shall include any transferees thereof who are entitled to registration rights from the Company pursuant to agreements between the Company and Textron, Inc. or the Company and the members of the Family Group.



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     Family Group:  shall mean the stockholders of the Company set forth on
Exhibit A hereto.

     Holder:  shall mean any holder of Registrable Securities;

     Initiating Holder: shall mean any Holder or Holders who in the aggregate are Holders of more than 10% of the then outstanding Registrable Securities;

     Person: shall mean an individual, partnership, joint-stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof;

     register, registered and registration: shall mean a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

     Registrable Securities: shall mean (A) the shares of Common Stock issued under the Stock Purchase Agreement, (B) any additional shares of Common Stock acquired by the Investor and (C) any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clause (A) or (B); provided, that Registrable Securities shall not include (i) securities with respect to which a registration statement with respect to the sale of such securities has become effective under the Securities Act and all such securities have been disposed of in accordance with such registration statement, or (ii) such securities as are actually sold pursuant to Rule 144 (or any successor provision thereto) under the Securities Act;

     Registration Expenses: shall mean all expenses incurred by the Company in compliance with Sections 2(a), (b) and (c) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and expenses of one counsel for all the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company);

     Security, Securities: shall have the meaning set forth in Section 2(1) of the Securities Act;

     Securities Act:  shall mean the Securities Act of 1933, as amended; and

     Selling Expenses: shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel



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for each of the Holders other than fees and expenses of one counsel for all the Holders.

            2.   REGISTRATION RIGHTS

                 (a) Requested Registration.

                 (i) Request for Registration. If the Company shall receive from an Initiating Holder, at any time, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

                     (A) promptly give written notice of the proposed
            registration, qualification or compliance to all other Holders; and

                     (B) as soon as practicable, use its reasonable best
            efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 10 business days after written notice from the Company is given under
            Section 2(a)(i)(A) above; provided that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2(a):

                       (u) Solely with respect to underwritten registrations requested pursuant to this Agreement, if the Company shall have previously effected an underwritten registration with respect to Registrable Securities pursuant to Section 2(b) hereof, the Company shall not be required to effect any underwritten registration pursuant to this Section 2(a) until a period of 180 days shall have elapsed from the effective date of the most recent such previous registration; provided that if, in the most recent such previous registration, participation pursuant to Section 2(b) hereof shall not have been to the extent requested pursuant to Section 2(b) hereof, then the Company shall not be required to effect any underwritten registration pursuant to this Section 2 (a) until a period of 90 days shall have elapsed from the



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                  effective date of the most recent such previous registration;

                       (v) If, upon receipt of a registration request pursuant to this Section 2(a), the Company is advised in writing (with a copy to the Initiating Holder) by a recognized national independent investment banking firm selected by the Company that, in such firm's opinion, a registration at the time and on the terms requested would adversely affect any public offering of securities of the Company by the Company (other than in connection with benefit and similar plans) or by or on behalf of any shareholder of the Company exercising a demand registration right (collectively, a "Company Offering") with respect to which the Company has commenced preparations for a registration prior to the receipt of a registration request pursuant to this Section 2(a), the Company shall not be required to effect a registration pursuant to this Section 2(a) until the earlier of (i) 30 days after the completion of such Company Offering, (ii) promptly after any abandonment of such Company Offering or
                  (iii) 60 days after the date of receipt of a registration request pursuant to this Section 2(a); provided, however, that the periods during which the Company shall not be required to effect a registration pursuant to this Section 2(a) together with any periods of suspension under Section 2(i) hereof may not exceed 90 days in the aggregate during any period of 12 consecutive months;

                       (w) If the Registrable Securities requested by all Holders to be registered pursuant to such request are included in, and eligible for sale under, the Shelf Registration (as defined below);

                       (x) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

                       (y) After the Company has effected three (3) such registrations pursuant to this Section 2(a) (in the aggregate for all Holders) and such registrations have been declared or ordered effective and the sales of such

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                  Registrable Securities shall have closed; provided, that
                  Holders shall not have the right to request an underwritten registration pursuant to this Section 2(a) more than one (1) time in any six-month period; or

                       (z) If the Registrable Securities requested by all Holders to be registered pursuant to such request do not have an anticipated aggregate public offering price (before any underwriting discounts and commissions) of not less than $10,000,000.

     The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2(a)(ii) below, include other Securities of the Company which are held by Persons who, by virtue of agreements with the Company, are entitled to include their Securities in any such registration ("Other Stockholders").

                  (ii) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2(a). If Other Stockholders request inclusion in any such registration, the Holders shall offer to include the securities of such Other Stockholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 2. The Holders whose shares are to be included in such registration and the Company shall (together with all Other Stockholders proposing to distribute their securities through such underwriting) enter into underwriting and related agreements in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Initiating Holders and reasonably acceptable to the Company. Such underwriting agreement will contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Section 2(f) hereof and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in
      Section 2(e) hereof, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Holders. The Company shall cooperate fully with the Holders and the underwriters in connection with any underwritten offering.
      Notwithstanding any other provision of this Section 2(a), if the representative advises the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the


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      securities of the Company held by Other Stockholders shall be excluded from such registration to the extent so required by such limitation. If, after the exclusion of such shares, further reductions are still required, the number of shares included in the registration by each Holder shall be reduced on a pro rata basis (based on the number of shares held by such Holder), by such minimum number of shares as is necessary to comply with such request. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company and officers and directors of the Company may include its or their securities for its or their own account in such registration if the representative so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

                 (b) Company Registration.

                 (i) If the Company shall determine to register any of its equity securities either for its own account or for the account of Other Stockholders, other than a registration relating solely to benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                     (A) promptly give to each of the Holders a written notice
            thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                     (B) include in such registration (and any related
            qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Holders within ten (10) business days after the giving of the written notice from the Company described in clause (i) above, except as set forth in Section 2(b)(ii) below. Such written request shall specify the amount of Registrable



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            Securities intended to be disposed of by a Holder and may specify all or a part of the Holders' Registrable Securities.

      Notwithstanding the foregoing, if, at any time after giving such written notice of its intention to effect such registration and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities the Company may, at its election, give written notice of such determination to the Holders and thereupon the Company shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such equity securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided herein), without prejudice, however, to the rights (if any) of Holders immediately to request that such registration be effected as a registration under Section 2(a) hereof.

                 (ii) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 2(b)(i)(A). In such event, the right of each of the Holders to registration pursuant to this
      Section 2(b) shall be conditioned upon such Holders' participation in such underwriting and the inclusion of such Holders' Registrable Securities in the underwriting to the extent provided herein. The Holders whose shares are to be included in such registration shall (together with the Company and the Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for the underwriting by the Company or such Other Stockholders, as the case may be. Such underwriting agreement will contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Section 2(f) hereof and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in
      Section 2(e), and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Holders whose shares are to be included in such registration. Notwithstanding any other provision of this Section 2(b), if the representative determines that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all holders of securities requesting registration, and the


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      number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner:
      The securities of the Company held by officers, directors and Other Stockholders of the Company (other than securities held by Existing Holders or holders who by contractual right demanded such registration ("Demanding Holders")) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting by each of the Holders, Existing Holders which are not Demanding Holders with respect to such registration and Demanding Holders with respect to such registration which are not Existing Holders shall be reduced, on a pro rata basis (based on the number of shares held by such holder), by such minimum number of shares as is necessary to comply with such limitation; provided, however, that in the event that an Existing Holder is a Demanding Holder with respect to such registration, the number of shares of Registrable Securities proposed to be included in any such registration by each Holder shall be reduced on a pro rata basis (based on the number of shares held by such holder) prior to any reduction in the number of shares to be included in such registration by such Demanding Holder. If any of the Holders or any officer, director or Other Stockholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

           (c) Shelf Registration. (i) On or before July 1, 1996, the Company shall file a "shelf" registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration") with respect to the Registrable Securities to be issued under the Stock Purchase Agreement. The Company shall (A) use its reasonable best efforts to have the Shelf Registration declared effective on or before the Closing Date (as defined in the Stock Purchase Agreement) or as soon thereafter as practicable and
      (B) subject to Section 2(i) hereof, use its reasonable best efforts to keep the Shelf Registration continuously effective from the date such Shelf Registration is declared effective until the date of termination of this Agreement pursuant to Section 2(j) hereof in order to permit the prospectus forming a part thereof to be usable by Holders during such period. Except as set forth in Section 2(c)(iii) below, the Shelf Registration may not include other securities of the Company which are held by Other Stockholders.

                 (ii) Subject to Section 2(i) hereof, the Company shall supplement or amend the Shelf Registration, (A) as required by the registration form utilized by the Company or


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      by the instructions applicable to such registration form or by the
      Securities Act or the rules and regulations promulgated thereunder, (B) to include in such Shelf Registration any additional securities that become Registrable Securities by operation of the definition thereof and
      (C) following the written request of an Initiating Holder pursuant to
      Section 2(c)(iii) below, to cover offers and sales of all or a part of the Registrable Securities by means of an underwriting including the incorporation of any information required pursuant to Section 2(e)(x) below. The Company shall furnish to the Holders of the Registrable Securities to which the Shelf Registration relates copies of any such supplement or amendment sufficiently in advance (but in no event less than five business days in advance) of its use and/or filing with the Commission to allow the Holders a meaningful opportunity to comment thereon.

                 (iii) The Holders may, at their election and upon written notice by an Initiating Holder to the Company, subject to the limitations set forth in clauses (u), (v), (x), (y) and (z) of Section 2(a)(i)(B) hereof, effect offers and sales under the Shelf Registration by means of one or more underwritten offerings, in which case the provisions of Section 2(a)(ii) above shall apply to any such underwritten distribution of securities under the Shelf Registration and such underwriting shall, if sales of Registrable Securities pursuant thereto shall have closed, be regarded as the exercise of one of the registration rights contemplated by Section 2(a) hereof. In the event of such an election, and, without the consent of the Holders of a majority of the then outstanding Registrable Securities, under no other circumstances, the Shelf Registration may, subject to Section 2(a)(ii) above, be amended to include other shares of Common Stock which are held by Other Stockholders.

                 (d) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 2 (including all Registration Expenses incurred in connection with the Shelf Registration and any supplements or amendments thereto, whether or not it becomes effective, and whether all, none or some of the Registrable Securities are sold pursuant to the Shelf Registration) shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered; provided, however, that if, as a result of the withdrawal of a request for registration by any of the Holders, as applicable, the registration statement does not become effective, the Holders and Other Stockholders requesting registration may elect to bear the Registration Expenses (pro rata on the basis of the number of their shares so included in the registration request, or on such other basis as such Holders and Other Stockholders may agree), in which case such


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registration shall not be counted as a registration pursuant to Section
2(a)(i)(B)(y).

                 (e) Registration Procedures. In the case of each registration effected by the Company pursuant to this Section 2, the Company will keep the Holders, as applicable, advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

                 (i) other than the Shelf Registration, the obligations in respect of which are set forth in Section 2(c)(i)(B) above, keep such registration effective for a period of one hundred eighty (180) days or until the Holders, as applicable, have completed the distribution described in the registration statement relating thereto, whichever first occurs;

                 (ii) furnish to each Holder, and to any underwriter before filing with the Commission, copies of any registration statement (including all exhibits) and any prospectus forming a part thereof and any amendments and supplements thereto (including all documents incorporated or deemed incorporated by reference therein prior to the effectiveness of such registration statement and including each preliminary prospectus, any summary prospectus or any term sheet (as such term is used in Rule 434 under the Securities Act)) and any other prospectus filed under Rule 424 under the Securities Act, which documents, other than documents incorporated or deemed incorporated by reference, will be subject the review of the Holders and any such underwriter for a period of at least five business days, and the Company shall not file any such registration statement or such prospectus or any amendment or supplement to such registration statement or prospectus to which any Holder or any such underwriter shall reasonably object within five business days after the receipt thereof; a Holder or such underwriter(s), if any, shall be deemed to have reasonably objected to such filing only if the registration statement, amendment, prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

                 (iii) furnish to each Holder and to any underwriter, such number of conformed copies of the applicable registration statement and of each amendment and supplement thereto (in each case including all exhibits) and such number of copies of the prospectus forming a part of such registration statement (including each preliminary prospectus, any summary prospectus or any term sheet (as such term is used in Rule 434 under the Securities Act)) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including without limitation documents incorporated or deemed to be



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      incorporated by reference prior to the effectiveness of such registration, as each of the Holders or any such underwriter, from time to time may reasonably request;

                 (iv) to the extent practicable, promptly prior to the filing of any document that is to be incorporated by reference into any registration statement or prospectus forming a part thereof subsequent to the effectiveness thereof, and in any event no later than the date such document is filed with the Commission, provide copies of such document to the Holders, if requested, and to any underwriter, make representatives of the Company available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as any Holder or any such underwriter reasonably may request;

                 (v) make available at reasonable times for inspection by the Holders, any underwriter participating in any disposition pursuant to such registration and any attorney or accountant retained by the Holders or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all information reasonably requested by the Holders and any such underwriters, attorneys or accountants in connection with such registration subsequent to the filing of the applicable registration statement and prior to the effectiveness of the applicable registration statement;

                 (vi) use its reasonable best efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration shall reasonably request, (y) to keep such registration or qualification in effect for so long as the applicable registration statement remains in effect, and (z) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;



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                 (vii) use its reasonable best efforts to cause all Registrable
      Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Holders of Registrable Securities to enable the Holders thereof to consummate the disposition of such Registrable Securities;

                 (viii) subject to Section 2(i) hereof, promptly notify each Holder of Registrable Securities covered by a registration statement (A) upon discovery that, or upon the happening of any event as a result of which, the prospectus forming a part of such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of proceedings for that purpose,
      (C) of any request by the Commission for (1) amendments to such registration statement or any document incorporated or deemed to be incorporated by reference in any such registration statement, (2) supplements to the prospectus forming a part of such registration statement or (3) additional information, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and at the request of any such Holder promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (ix) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction;

                 (x) if requested by any Initiating Holder, or any underwriter, promptly incorporate in such registration statement or prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as the Initiating Holder and any underwriter may reasonably request to have included therein, including, without limitation, information relating to the "plan of distribution" of the

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      Registrable Securities, information with respect to the principal amount or number of shares of Registrable Securities being sold to such underwriter, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and make all required filings of any such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                 (xi) furnish to the Holders, addressed to them, an opinion of counsel for the Company, dated the date of the closing under the underwriting agreement, if any, or the date of effectiveness of the registration statement if such registration is not an underwritten offering, and use its reasonable best efforts to furnish to the Holders, addressed to them, a "cold comfort" letter signed by the independent certified public accountants who have certified the Company's financial statements included in such registration, covering substantially the same matters with respect to such registration (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Holders may reasonably request;

                 (xii) provide promptly to the Holders upon request any document filed by the Company with the Commission pursuant to the requirements of
      Section 13 and Section 15 of the Exchange Act; and

                 (xiii) use its reasonable best efforts to cause all Registrable Securities included in any registration pursuant hereto to be listed on each securities exchange on which securities of the same class are then listed or, if not then listed on any securities exchange, to be eligible for trading in any over-the-counter market or trading system in which securities of the same class are then traded.

                 (f) Indemnification.

                 (i) The Company will indemnify each of the Holders, as applicable, each of its officers, directors, members and partners, and each person controlling each of the Holders, with respect to each registration which has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors, members and partners, and each person controlling each of the Holders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders or underwriter and stated to be specifically for use therein.

                 (ii) Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter, each Other Stockholder and each of their officers, directors, members and partners, and each person controlling such Other Stockholder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by such Holder, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company and such Other Stockholders, directors, officers, partners, members, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder and under clause (vi) below shall be limited to an amount equal to the net proceeds to such Holder of securities sold as contemplated herein.

                 (iii) Each party entitled to indemnification under this
      Section 2(f) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of one such counsel for all Indemnified Parties shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                 (iv) If the indemnification provided for in this Section 2(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

                 (vi) The foregoing indemnity agreement of the Company and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity or contribution agreement shall not inure to the benefit of any underwriter or Holder (but only if such Holder was required to deliver such Final Prospectus) if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                 (g) Information by the Holders. Each of the Holders holding securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 2.

                 (h) Rule 144 Reporting.

          With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

                 (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144"), at all times;

                 (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                 (iii) so long as the Holder owns any Registrable Securities, furnish to the Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

                 (i) Holdback Agreement; Postponement. Notwithstanding the provisions of Sections 2(a),(b) and (c), if the Board of Directors of the Company determines in good faith that it is in the best interests of the Company (A) not to disclose the existence of facts surrounding any proposed or pending acquisition, disposition, strategic alliance or financing transaction involving the Company or (B) for any purpose, to suspend the registration rights set forth herein, the Company may, by notice to the Holders in accordance with Section 4(a), (1) suspend the rights of the Holders to make sales pursuant to the Shelf Registration and (2) postpone any registration which is requested pursuant to Section 2(a), in each case for such a period of time as the Board of Directors may determine; provided that (x) such periods of suspension together with any periods of suspension effected pursuant to
Section 2(a)(i)(B)(v) hereof may not exceed 90 days in the aggregate during any period of 12 consecutive months and (y) the Company may not impose such a suspension or a postponement pursuant to Section 2(a)(i)(B)(v) following the printing and distribution of a preliminary prospectus in any underwritten public offering of Registrable Securities pursuant to Section 2(a)(i) or 2(c)(iii) (except such suspension, not to exceed 10 days, which results from an event that is not within the reasonable control of the Company). Notwithstanding the provisions of Section 2(a)(i)(B)(v) or this Section 2(i), the Company shall not suspend the registration rights set forth herein at any time during which any similar rights of the Existing Holders are not similarly suspended.

                 (j) Termination.  The registration rights set forth in
Section 2(a) shall not be available to any Holder if, in the opinion of counsel to the Company, all of the Registrable Securities then owned by such Holder could be sold in any 90-day period pursuant to Rule 144 (without giving effect to the provisions of Rule 144(k)).

                 (k) Assignment. The registration rights set forth in Section 2 hereof may be assigned, in whole or in part, to any transferee of Registrable Securities (who shall be considered thereafter to be a Holder (provided that any transferee who is not an affiliate of Investor shall be a Holder only with respect to such Registrable Securities so acquired and any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Registrable Securities) and shall be bound by all obligations and limitations of this Agreement).


            3.   INTERPRETATION OF THIS AGREEMENT

                 (a) Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

                 (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

                 (c) Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

            4.   MISCELLANEOUS

                 (a) Notices.

                 (i) All communications under this Agreement shall be in writing and shall be delivered by facsimile or by hand or mailed by overnight courier or by registered or certified mail, postage prepaid:

                     (A) if to the Company, to Provident Companies, Inc., 1 Fountain Square, Chattanooga, Tennessee 37402, Fax No.: (423) 755-2590, Attention: Chief Financial Officer, or at such other address as it may have furnished in writing to the Investors;

                     (B) if to the Investor, at the address listed on Schedule I hereto, or at such other address as may have been furnished the Company in writing.

                 (ii) Any notice so addressed shall be deemed to be given: if delivered by hand, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

                 (b) Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, any consents, waivers and modifications which may hereafter be executed may be reproduced by the Investor by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Investors may destroy any original document so reproduced. The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Investors in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                 (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

                 (d) Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire understanding of the parties hereto and supersedes all prior understanding among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Holders of a majority of the then outstanding Registrable Securities.

                 (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

                 (f) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement.

                 (g) Remedies. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                 (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended and understood that all of the rights and privileges of each of the Holders shall be enforceable to the fullest extent permitted by law.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.


                                     PROVIDENT COMPANIES, INC.


                                     By: /s/ Thomas R. Watjen
                                        ---------------------------
                                        Name:  Thomas R. Watjen
                                        Title: Executive Vice President


                                     INVESTOR:

                                     ZURICH INSURANCE COMPANY


                                     By:  /s/ Steven M. Gluckstern
                                        ---------------------------
                                        Name:  Steven M. Gluckstern
                                        Title: Representative

                                   SCHEDULE I


Name and Address
of Investor

ZURICH INSURANCE COMPANY
Mythenquai 2
P.O. Box
Ch-8022
Zurich, Switzerland
Attention: General Counsel


with copies to:

Zurich Center Resource Limited
One Chase Manhattan Plaza
New York, New York
Facsimile No.: (212) 898-5002
Attention: General Counsel


Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, New York 10022
Facsimile No.: (212) 821-8111
Attention: Thomas M. Cerabino

                                                                   EXHIBIT A


                                                                                         SHARES
                         FAMILY SHAREHOLDERS                                            OWNED AS
                         -------------------                                            OF 3/4/96
                                                                                        ---------
Suntrust Trust, D. Porter Jr., K.H. Maclellan & R. H.. Maclellan,                         538,345
TTEES UAW R.J. Maclellan for R.L. Maclellan Family Trust (#2151)

Suntrust Trust, D. Porter Jr., K.H. Maclellan & R. H. Maclellan,                          116,425
TTEES UAW R.J. Maclellan for R.L. Maclellan Family Trust Inv. Inc.
(#215109)

Suntrust Trust, H.O. Maclellan Jr., C.M. Heffner & T.H. McCallie III,                     522,615
TTEES UAW R.J. Maclellan Tr. for H.O. Maclellan Sr. Fam. (#2152)

Suntrust Trust, H.O. Maclellan Jr., C.M. Heffner & T.H. McCallie III,                     120,675
TTEES UAW R.J. Maclellan Tr. for H.O. Maclellan Sr. Fam. Inv. Inc.
(#215209)

Suntrust Trust, D. Porter Jr., K.H. Maclellan & R.H. Maclellan,                           535,820
TTEES UAW Cora L. Maclellan Tr. For R.L. Maclellan Fam. (#2155)

Suntrust Trust, D. Porter Jr., K.H. Maclellan & R.H. Maclellan,                            97,520
TTEES UAW Cora L. Maclellan Tr. For Maclellan Fam. Inv. Inc.
(#215509)

Suntrust Trust, H.O. Maclellan Jr., C.M. Heffner & T.H. Macallie III,                     518,695
TTEES UAW Cora L. Maclellan for H.O. Maclellan Sr. Fam. Tr
(#2156)

Suntrust Trust, H.O. Maclellan Jr., C.M. Heffner & T.H. MacCallie III,                     91,110
TTEES UAW Cora L. Maclellan for H.O. Maclellan Sr. Fam. Inv. Inc.
(#215609)

Suntrust Trust, H.O. Maclellan Jr., D. Porter Jr. & K.H. Maclellan,                     3,470,123
TTEES for R.J. Maclellan Trust for the Maclellan Foundation Inc.
(#2150)

Suntrust Trust, H.O. Maclellan Jr., D. Porter Jr & K.H. Maclellan,                        34,538
TTEES for Cora L. Maclellan Trust for the Maclellan Foundation Inc.
(#2154)

The Maclellan Foundation Inc.                                                           8,115,514

Christian Education Charitable Trust                                                      711,100

H.O. Maclellan Jr., C.M. Heffner, Henry A. Henegar, Lee S.                                392,706
Anderson, Frank A. Brock, TTEES U/A Dtd 4/23/93, Hugh & Charlotte
Maclellan Charitable Trust

Helen M. Tipton Charitable Trust                                                        1,565,842

Estate of Hugh O. Maclellan Sr.                                                            50,000

Mrs. Charlotte F. Maclellan                                                               390,725

C.M. Heffner, H.O. Maclellan Jr. & US Tr. Co. of FL TTEES UTA                              67,200
Dtd 8/2/52 with C.F. Maclellan for the Primary Benefit of Charlotte M. Heffner

J.P. Gaither, H.O. Maclellan Jr. & C.M. Heffner, TTEES UTA Dtd                             69,000
6/2/52 with C.F. Maclellan for H.O. Maclellan Jr.

Hugh O. Maclellan Jr. & Charlotte M. Heffner Co-TTEES U/A H.O.                             60,000
Maclellan Sr. FBO Great-grandchildren

Mrs. Kathrina H. Maclellan                                                              1,389,344

Trust U/W Anne Maclellan Munford (Cede & Co)                                              585,000

US Trust Company of NY, Successor TTEE for Lara L. Munford U/A                              2,000
with Kathrina H. Maclellan Dtd 8/5/76

US Trust Company as Corporate TTEE Charitable Remainder Unitrust                           50,000
of Kathrina H. Maclellan 8/11/76

Suntrust Trust, Trustee UAW Robert Howze Maclellan Dtd 9/22/88                            259,230
(US-TTEE 249,507; ANB-DTC 19,523)

Suntrust Trust, C/F J.F. Decosimo & J.N. Irvine, Co-TTEES UAW                              2,397
Robert H. Maclellan for Heather Howze Maclellan (ST-Summit)

Suntrust Trust, C/F J.F. Decosimo & J.N. Irvine, Co-TTEES UAW                              2,397
Robert H. Maclellan for Ian Llewellyn Maclellan (ST-Summit)

Trust for R.L. Maclellan & K.H. Maclellan Foundation U/A Mrs.                             45,416
Kathrina H. Maclellan Dtd 1/4/73 (Cede & Co)

K.H. Maclellan & US Trust Company of NY, TTEES for Second                                 27,500
Charitable Remainder Unitrust of K.H. Maclellan Dtd 12/17/81 Their
Successor in Tr. & Assign

Hugh O. Maclellan Jr.                                                                    827,150

Hugh O. Maclellan Jr. & Suntrust Bank TTEES UTA 12/08/48 for                             299,916
Hugh O. Maclellan Jr.

Hugh O. Maclellan Jr. TTEE FBO Catherine H. Maclellan Dtd.                                51,091
11/19/66 UTA H.O. Maclellan Sr.

Hugh O. Maclellan, Jr. TTEE FBO Daniel O. Maclellan Dtd 7/8/68                           51,060
UTA H.O. Maclellan Sr.

Hugh O. Maclellan Jr. TTEE FBO Christopher H. Maclellan UTA                              47,435
H.O. Maclellan Sr.

H.O. Maclellan Jr. & Suntrust Trust, TTEES UITA of H.O. Maclellan                       100,612
Sr. FBO Catherine H. Maclellan & Her Descs, Dtd 5/29/70 (#4629)

H.O. Maclellan Jr. & Suntrust Trust, TTEES UITA of H.O. Maclellan                       100,523
Sr. FBO Daniel O. Maclellan & His Descs Dtd 5/29/70 (#4630)

H.O. Maclellan Jr. & Suntrust Trust, TTEES UITA of H.O. Maclellan                       100,715
Sr. FBO Christopher H. Maclellan & His Descs Dtd 5/29/70 (#4631)

Hugh O. Maclellan Jr. & Charlotte M. Heffner, TTEES for Hugh O.                           1,740
Maclellan Sr. Dtd 1/31/67

C.F. Maclellan, H.O. Maclellan Jr., L.S. Anderson & J.C. Stophel,                       158,190
TTEES of the H.O.M. Sr. Char. Inc. Tr. Dtd 11/29/83 FBO Elizabeth
Maclellan

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel,                         136,665
TTEES UTA H.O. Maclellan Sr. Dtd 12/31/76 FBO Christopher H.
Maclellan

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel,                         136,665
TTEES UTA H.O. Maclellan Sr. Dtd 12/31/76 FBO Catherine H.
Maclellan

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel,                         136,665
TTEES UTA H.O. Maclellan Sr. Dtd 12/31/76 FBO Daniel O.
Maclellan

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel,                         136,670
TTEES UTA H.O. Maclellan Sr. Dtd 12/31/76 FBO Elizabeth
Maclellan

Hugh O. Maclellan Jr., TTEE UTA Dtd 12/15/83 FBO Elizabeth                                3,320
Maclellan

Hugh O. Maclellan Jr. C/F Elizabeth Maclellan UTUGTMA                                     5,329

Hugh O. Maclellan Jr. C/F Hugh Owen Maclellan III UTUGTMA                                 5,079

Hugh O. Maclellan Jr. C/F Morgan Christopher Maclellan UTUGTMA                            5,079

Christopher Hugh Maclellan (52 + 120, nominee name)                                      44,059

Christopher Hugh Maclellan, Cust. for Morgan Christopher Maclellan                  688

Christopher Hugh Maclellan, Cust. for Hugh Owen Maclellan III                       688

Christopher Hugh Maclellan, Cust. for Robert Browne Maclellan                       688

Susan Maclellan (352 nominee name)                                                3,652

Daniel Owen Maclellan                                                            29,800

Daniel O. Maclellan Cust. for Jacqueline Hannah Maclellan                           688

Leslie Stophel Maclellan (746 nominee name)                                       1,518

Catherine Maclellan Heald                                                        40,617

Catherine Maclellan Heald C/F Frances Anne Heald                                  3,130

Catherine Maclellan Heald C/F Hallie Elizabeth Heald                              2,806

Catherine Maclellan Heald C/F Hamilton Reed Heald                                   688

Daryl Heald                                                                       1,432

Nancy Browne Maclellan                                                           24,964

Nancy B. Maclellan & John P. Gaither, TTEES UTA Hugh O.
Maclellan Jr. Dtd 1/31/67                                                        17,600

Charlotte Maclellan Heffner & NationsBank as Co-TTEES U/A H.O.
Maclellan Sr. Dtd 9/8/72 FBO Richard L. Heffner Jr.                              74,170

Charlotte Maclellan Heffner & NationsBank as Co-TTEES U/A H.O.
Maclellan Sr. Dtd 9/8/72 FBO Thomas Maclellan Heffner                            74,170

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel,
TTEES UTA H.O. Maclellan Sr. Dtd 12/31/76 FBO Richard L.
Heffner Jr.                                                                     136,665

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel,
TTEES UTA H.O. Maclellan Sr. Dtd 12/31/76 FBO Thomas M.
Heffner                                                                         136,670

Charlotte M. Heffner & Suntrust Bank Co-TTEES UTA Hugh O.
Maclellan Sr. 12/09/48 FBO Charlotte M. Heffner                                 294,695

Charlotte M. Heffner and Richard L. Heffner Sr. TTEES FBO Richard
L. Heffner Sr. UA Dtd 1/26/95                                                   300,000

Charlotte M. Heffner                                                            457,455


Richard L. Heffner, Sr.                                                                      9,482

Richard L. Heffner, Jr.                                                                     45,499

Christina M. Heffner                                                                         3,172

Thomas Maclellan Heffner                                                                    42,349

Irrevocable Trust 12/3/64 U/A H.O. Maclellan Sr. FBO Thomas                                 11,675
Maclellan Heffner, R.L. Heffner Sr., Trustee

Irrevocable Trust 6/1/62 U/A H.O. Maclellan Sr. FBO Richard L.                              11,675
Heffner Jr., R.L. Heffner Sr., Trustee

Jean B. (Mrs. Jere) Tipton                                                                  61,000

                                                              TOTAL SHARES              23,967,036